STATE OF NEVADA

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

OFFICE OF THE
SECRETARY OF STATE

C T CORPORATION SYSTEM

Job:C20101109-2982
November 10, 2010

Special Handling Instructions:
11/10/10 CT E-MAIL

Charges

Description	Document Number	Filing Date/Time	Qty	Price	Amount
Entity Copies	00002921422-42		49	$2.00	$98.00
Copies - Certification of Document	00002921422-42		1	$30.00	$30.00
24-HR Copy Expedite	00002921422-42		1	$125.00	$125.00
Total					$253.00

Payments

Type	Description	Amount
Billed	750060	$253.00
Total		$253.00

Credit Balance: $0.00

Job Contents:
NV Corp Certified Copy Request Cover Letter(s): 1

C T CORPORATION SYSTEM

STATE OF NEVADA

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Certified Copy

November 10, 2010

Job Number: C20101109-2982
Reference Number: 00002921422-42
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
C2510-2001-001	Articles of Incorporation	2 Pages/1 Copies
C2510-2001-005	Annual List	1 Pages/1 Copies
C2510-2001-003	Registered Agent Change	1 Pages/1 Copies
C2510-2001-002	Annual List	1 Pages/1 Copies
20050264122-74	Reinstatement	2 Pages/1 Copies
20050264123-85	Acceptance of Registered Agent	1 Pages/1 Copies
20060152735-31	Annual List	1 Pages/1 Copies
20060160935-22	Amendment	3 Pages/1 Copies
20060160982-94	Certificate of Designation	10 Pages/1 Copies
20060173955-38	Stock Split	1 Pages/1 Copies
20070242665-14	Annual List	2 Pages/1 Copies
20080408109-22	Withdrawal of Designation	1 Pages/1 Copies
20080408110-54	Certificate of Designation	8 Pages/1 Copies
20080426314-90	Annual List	2 Pages/1 Copies
20080446234-43	Amended Designation	1 Pages/1 Copies
20090032166-69	Certificate of Designation	1 Pages/1 Copies
20090192093-65	Annual List	1 Pages/1 Copies
00002361385-08	Amended Designation	7 Pages/1 Copies
20090558658-58	Stock Split	1 Pages/1 Copies
20090592559-76	Certificate of Correction	1 Pages/1 Copies
20100161328-84	Annual List	1 Pages/1 Copies

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

Respectfully,

ROSS MILLER
Secretary of State

Certified By: Chris Thomann
Certificate Number: C20101109-2982
You may verify this certificate
online at **http://www.nvsos.gov/**

#225 -

FILED # C2510-01

FEB 01 2001

IN THE OFFICE OF
[signature]
DEAN HELLER SECRETARY OF STATE

ARTICLES OF INCORPORATION OF GROWTH MERGERS, INC.

ARTICLE I -- NAME

The name of the corporation is: Growth Mergers, Inc.

ARTICLE II -- RESIDENT AGENT AND ADDRESS

The name and address of the initial resident agent:

Pacific Corporate Services, Inc.
3110 E. Sunset Road, Suite H-1
Las Vegas, Nevada 89120

ARTICLE III -- STOCK

The corporation is authorized to issue 100,000,000 shares of common stock with a par value of $0.001/share.

ARTICLE IV -- GOVERNING BOARD

Members of the governing board shall be styled Directors. The initial number of Directors is one (1). Hereafter the number of directors shall be determined according to the bylaws. The name and address of the initial Directors are:

Winston V. [illegible]
2001-1277 Nelson Street
Vancouver, BC, Canada V6E 4M8

ARTICLE VI -- INCORPORATOR

The incorporator signing these Articles of Incorporation is:

Shawn Christopher
3110 E. Sunset Rd., Ste. H-1
Las Vegas, Nevada 89120

[redacted]

ARTICLE VI
LIMITATION OF LIABILITY

No Director of Officer of the corporation shall be personally liable to the corporation or any of its stockholders for damages for breach of fiduciary duty as a Director or Officer involving any act or omission of any such Director or Officer, provided however, that the foregoing provision shall not eliminate or limit the liability of a Director of Officer for acts or omissions which involve violation of criminal law or the payment of distributions in violation of N.R.S. 78.300. Any repeal or modification of this Article shall be prospective only and shall not adversely affect any limitation on personal liability of a Director or Officer of the corporation for acts or omissions prior to such repeal or modification.

The undersigned incorporator has executed these Articles this 24th day of January 2001.

Shawn Christopher

CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT

Pacific Corporate Services, Inc. hereby accepts appointment as Resident Agent for the above named company.

Dated: January 24, 2001

Pacific Corporate Services, Inc.

ANNUAL LIST OF OFFICERS, DIRECTORS AND AGENTS OF:

GROWTH MERGERS, INC.

FILE NUMBER

2510-2001

FOR THE PERIOD FEB 2002 TO 2003. DUE BY FEB 28, 2002.

The Corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

RA# 126260

PACIFIC CORPORATE SERVICES INC

2267 ARIA DR
HENDERSON NV 89052

FOR OFFICE USE ONLY
FILED (DATE)

FILED MAR 5 2002 Dean Heller Secretary of State

☐ **IF THE ABOVE INFORMATION IS INCORRECT, PLEASE CHECK THIS BOX AND A CHANGE OF RESIDENT AGENT/ADDRESS FORM WILL BE SENT.**

PLEASE READ INSTRUCTIONS BEFORE COMPLETING AND RETURNING THIS FORM.

1. Include the names and addresses, either residence or business, for all officers and directors. A **President, Secretary, Treasurer and all Directors** must be named. There must be at least one director. Last year's information may have been preprinted. If you need to make changes, cross out the incorrect information and insert the new information above it. An **officer** must sign the form. **FORM WILL BE RETURNED IF UNSIGNED.**
2. If there are additional directors, attach a list of them to this form.
3. Return the completed form with the $85.00 filing fee. A $50 penalty must be added for failure to file this form by the deadline. An annual list received more than 60 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the **Secretary of State.** Your canceled check will constitute a certificate to transact business per NRS 78.155. If you need the below attachment file stamped, enclose a self-addressed stamped envelope. To receive a certified copy, enclose a copy of this completed form, an additional $20.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201. (775) 684-5708.

FILING FEE: $85.00 **PENALTY: $50.00**

NAME		TITLE(S)		
WINSTON V BARTA		PRESIDENT		
P.O. BOX	STREET ADDRESS	CITY	ST.	ZIP
	1901-1188 Quebec St. ~~2001-1277 NELSON ST~~	VANCOUVER BC	CN	V6A 4B3 ~~V6E 4M8~~
WINSTON V BARTA		SECRETARY		
	1901-1188 Quebec St ~~2001-1277 NELSON ST~~	VANCOUVER BC	CN	V6A 4B3 ~~V6E 4M8~~
WINSTON V BARTA		TREASURER		
	1901-1188 Quebec St ~~2001-1277 NELSON ST~~	VANCOUVER BC	CN	V6A 4B3 ~~V6E 4M8~~
Graham Hunter		DIRECTOR		
	1491 Elwood Dr.	Los Gatos	CA	95032
Chase Norlin		DIRECTOR		
	115 East Pike St.	Seattle	WA	98122

POSTED

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of chapter 364A of NRS.

X Signature of Officer [signature]

Date Feb. 14, 2002

30

DEAN HELLER
Secretary of State

202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708

Certificate of Change of Resident Agent and/or Location of Registered Office

Office Use Only

FILED
AUG 0 5 2002
Dean Heller
Secretary of State

General instructions for this form:

1. Please print legibly or type; Black Ink Only.
2. Complete all fields.
3. The physical Nevada address of the resident agent must be set forth; PMB's are not acceptable.
4. Ensure that document is signed in signature fields.
5. Include the filing fee of $30.00.

Growth Mergers, Inc.
Name of Entity

2510-2001
File Number

The change below is effective upon the filing of this document with the Secretary of State.

Reason for change: (check one) [X] **Change of Resident Agent** [ ] **Change of Location of Registered Office**

The former resident agent and/or location of the registered office was:

Resident Agent: Pacific Corporate Services, Inc.

Street No.: 2267 Aria Dr.

City, State, Zip: Henderson, Nv 89052

The resident agent and/or location of the registered office is changed to:

Resident Agent: Incorp Services, Inc.

Street No.: 3675 Pecos-McLeod, Suite 1400

City, State, Zip: Las Vegas, Nevada 89121-3881

NOTE: **For an entity to file this certificate, the signature of one officer is required.**

The certificate does not need to be notarized.

X [signature]
Signature/Title

Certificate of Acceptance of Appointment by Resident Agent:

I, Douglas Ansell, on behalf of Incorp Services, Inc., **hereby accept the appointment as Resident Agent for the above-named business entity.**

[signature]
Authorized Signature of Resident Agent or Resident Agent Company

July 3, 2002
Date

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

FILE NUMBER 2510-2001

Growth Mergers, Inc.

(Name of Corporation)

A Nevada CORPORATION FOR THE FILING PERIOD TO

(State of Incorporation)

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

Incorp Services, Inc.
6075 South Eastern Ave., Suite 1
Las Vegas, Nevada 89119-3146

(702) 866-2500 Phone • (702) 866-2689 Fax
www.incorpservices.com

☐ IF AGENT INFORMATION HAS CHANGED, PLEASE SEE ATTACHED INSTRUCTIONS ON HOW TO OBTAIN THE APPROPRIATE FORM.

Office Use Only

03/04-85

FILED

POSTED

MAR 05 2003

Dean Heller
Secretary of State

Important. Read instructions before completing and returning this form.

1. Print or type names and addresses either residence or business, for all officers and directors. A president, secretary, treasurer and at least one director must be named. Have an officer sign the form. **FORM WILL BE RETURNED IF UNSIGNED**
2. If there are additional directors attach a list of them to this form..
3. Return the completed form with the $85.00 filing fee. A $50.00 penalty must be added for failure to file this form by the last day of the anniversary month of the incorporation/initial registration with this office.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. If you need a receipt, return page 2 certificate and ENCLOSE A SELF-ADDRESSED STAMPED ENVELOPE. To receive a certified copy, enclose a copy of this completed form, an additional $20.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201 (775) 684-5708.

FILING FEE: $85.00 LATE PENALTY: $50.00

NAME	TITLE(S)		
David B Jackson	PRESIDENT		
PO BOX / STREET ADDRESS	CITY	ST	ZIP
6075 South Eastern Ave., Suite 1	Las Vegas	Nevada	89119-3146
NAME	TITLE(S)		
David A Hite	SECRETARY		
PO BOX / STREET ADDRESS	CITY	ST	ZIP
6075 South Eastern Ave., Suite 1	Las Vegas	Nevada	89119-3146
NAME	TITLE(S)		
David A Hite	TREASURER		
PO BOX / STREET ADDRESS	CITY	ST	ZIP
6075 South Eastern Ave., Suite 1	Las Vegas	Nevada	89119-3146
NAME	TITLE(S)		
David B Jackson	DIRECTOR		
PO BOX / STREET ADDRESS	CITY	ST	ZIP
6075 South Eastern Ave., Suite 1	Las Vegas	Nevada	89119-3146
NAME	TITLE(S)		
John Wells	DIRECTOR		
PO BOX / STREET ADDRESS	CITY	ST	ZIP
6075 South Eastern Ave., Suite 1	Las Vegas	Nevada	89119-3146
NAME	TITLE(S)		
David A Hite	DIRECTOR		
PO BOX / STREET ADDRESS	CITY	ST	ZIP
6075 South Eastern Ave., Suite 1	Las Vegas	Nevada	89119-3146

I declare, to the best of my knowledge, under penalty of perjury, that the above mentioned entity has complied with the provisions of chapter 364A of NRS.

X David Jackson
X Signature of officer

Title(s) President

Date February 28, 2003

03/05/2003 02:38P RRT85 FY03-000-63499

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

GROWTH MERGERS, INC.

(Name of Corporation)

FILE NUMBER

C2510-2001

FOR THE FILING PERIOD OF Feb 04 TO Feb 06

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

LAUGHLIN ASSOCIATES, INC.
2533 NORTH CARSON STREET
CARSON CITY, NV 89706

Filed in the office of	Document Number 20050264122-74
Dean Heller Secretary of State State of Nevada	Filing Date and Time 07/05/2005 3:22 PM
	Entity Number C2510-2001

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an officer sign the form.
2. If there are additional directors attach a list of them to this form.
3. Return the completed form with the filing fee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your canceled check will constitute a certificate to transact business per NRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV [illegible], (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

[X] This corporation is a publicly traded corporation. The Central Index Key number is: 1162816

[ ] This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
Mark Smith	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
2533 NORTH CARSON STREET	CARSON CITY	NV	89706
NAME	TITLE(S)		
Mark Smith	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
2533 NORTH CARSON STREET	CARSON CITY	NV	89706
NAME	TITLE(S)		
Mark Smith	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
2533 NORTH CARSON STREET	CARSON CITY	NV	89706
NAME	TITLE(S)		
Mark Smith	DIRECTOR		
ADDRESS	CITY	St	Zip
2533 NORTH CARSON STREET	CARSON CITY	NV	89706

X Signature of Officer

Title President

Date 6/16/05

DEAN HELLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: secretaryofstate.biz

Resident Agent Acceptance

General Instructions for this form:

1. Please print legibly or type; Black Ink Only.
2. Complete all fields.
3. Ensure that document is signed in signature field.

ABOVE SPACE IS FOR OFFICE USE ONLY

In the matter of GROWTH MERGERS, INC.
(Name of business entity)

I, Laughlin Associates, Inc.
(Name of resident agent)

hereby state that on ______ (Date) **I accepted the appointment as resident agent for the above named business entity. The street address of the resident agent in this state is as follows:**

2533 N. Carson St.
Physical Street Address

Suite number

Carson City
City

NEVADA

89706
Zip Code

Optional:

Additional Mailing Address

Suite number

City

State

Zip Code

Signature:

[signature] LAUGHLIN ASSOCIATES 7-5-2005

Authorized Signature of R.A. or On Behalf of R.A. Company

Date

DEAN HELLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Change of Resident Agent and/or Location of Registered Office

Filed in the office of	Document Number 20050264123-85
Dean Heller Secretary of State State of Nevada	Filing Date and Time 07/05/2005 3:22 PM
	Entity Number C2510-2001

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Please print legibly or type; Black Ink Only.
2. Complete all fields.
3. The Physical Nevada address of the resident agent must be set forth; PMB's are not acceptable.
4. Ensure that document is signed in signature fields.
5. Include the filing fee of $60.00.

GROWTH MERGERS, INC.
Name of Entity

C2510-2001
File Number

The change below is effective upon the filing of this document with the Secretary of State.

Reason for change: (check one) [X] Change of Resident Agent [ ] Change of Location of Registered Office

The former resident agent and/or location of the registered office was:

Resident Agent: INCORP SERVICES, INC

Street No.: 3155 EAST PATRICK LANE STE 1

City, State, Zip: LAS VEGAS, NV 89120

The resident agent and/or location of the registered office is changed to:

Resident Agent: LAUGHLIN ASSOCIATES, INC.

Street No.: 2533 NORTH CARSON STREET

City, State, Zip: CARSON CITY, NV 89706

Optional Mailing Address:

NOTE: For an entity to file this certificate, the signature of one officer is required.

X [signature] / PRESIDENT
Signature/Title

Certificate of Acceptance of Appointment by Resident Agent

I hereby accept the appointment as Resident Agent for the above-named business entity.

X [signature]
Authorized Signature of R.A. or On Behalf of R.A. Company

6/16/05
Date

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

FILE NUMBER

GROWTH MERGERS, INC. | C2510-2001

(Name of Corporation)

FOR THE FILING PERIOD OF 2/2006 TO 2/2007

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

LAUGHLIN ASSOCIATES , INC.
2533 NORTH CARSON STREET
CARSON CITY, NV 89706

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

Important: Read instructions before completing and returning this form.

Filed in the office of Dean Heller Secretary of State State of Nevada	Document Number **20060152735-31**
	Filing Date and Time **03/10/2006 12:30 PM**
	Entity Number **C2510-2001**

(This document was filed electronically.)

THE ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an officer sign the form. FORM WILL BE RETURNED IF UNSIGNED
2. If there are additional directors attach a list of them to this form.
3. Return the completed to' with the filing fee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201, (775) 684-5708
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☑ This corporation is a publicly traded corporation. The Central Index Key number is: 0001162816

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
DAVID M OTTO	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
601 UNION ST. SUITE 4500	SEATTLE	WA	98101
NAME	TITLE(S)		
DAVID M OTTO	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
601 UNION ST. SUITE 4500	SEATTLE	WA	98101
NAME	TITLE(S)		
DAVID M OTTO	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
601 UNION ST. SUITE 4500	SEATTLE	WA	98101
NAME	TITLE(S)		
DAVID M OTTO	DIRECTOR		
ADDRESS	CITY	St	Zip
601 UNION ST. SUITE 4500	SEATTLE	WA	98101

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer
DAVID M OTTO

Title PRESIDENT AND DIRECTOR

Date 3/10/2006 12:30:23 PM

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

Filed in the office of	Document Number
Dean Heller Secretary of State State of Nevada	**20060160935-22** Filing Date and Time **03/15/2006 9:15 AM** Entity Number **C2510-2001**

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Growth Mergers, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

Please see the attached Certificate of Amendment to the Articles of Incorporation.

Article I Name change to Neah Power Systems, Inc.

Article III Increase authorized stock to 525,000,000, par value $.001

(please see attached)

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is:

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required):

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

EXHIBIT A
TO
CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
FOR NEVADA PROFIT CORPORATIONS
(Pursuant to NRS 78.385 and 78.390 — After Issuance of Stock)

"ARTICLE I -- NAME" is hereby amended in its entirety to read as follows:

The name of the Corporation is Neah Power Systems, Inc.

"ARTICLE II -- RESIDENT AGENT AND ADDRESS" is hereby amended to replace the existing resident agent with the following:

The Corporation Trust Company of Nevada
6100 Neil Road, Suite 500
Reno, NV 89511

"ARTICLE III STOCK" is hereby amended in its entirety to read as follows:

The total number of shares of stock that the Corporation shall have authority to issue is 525,000,000, consisting of 500,000,000 shares of common stock, par value $.001 per share ("Common Stock"), and 25,000,000 shares of preferred stock par value $.001 per share ("Preferred Stock").

Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by the Board of Directors of the Corporation ("Board of Directors") prior to the issuance of any shares thereof. Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of the directors (the "Voting Stock"), voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

"ARTICLE V – PURPOSE" is hereby added to the Certificate of Incorporation to read as follows:

The nature of the business of the Corporation and the objects or the purposes to be transacted, promoted, or carried on by it are as follows:

To engage in any lawful activity for which corporations may be incorporated under the Nevada General Corporation Law.

"ARTICLE VII -- INDEMNIFICATION" is hereby added to the Certificate of Incorporation to read as follows:

The Corporation shall, to the fullest extent permitted by the Nevada General Corporation Law, as the same may be amended and supplemented, indemnify any an all persons whom it shall have power to indemnify

under said Law from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said Law, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required, in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: ____________________. *

4. Effective Date of Filing (Optional)

5. Officer Signature (required):

/s/ ____________________

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Designation
(PURSUANT TO NRS 78.1955)

Filed in the office of	Document Number
Dean Heller Secretary of State State of Nevada	20060160982-94
	Filing Date and Time 03/15/2006 9:15 AM
	Entity Number C2510-2001

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:

Growth Mergers, Inc.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation, this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock:

6,500,000 shares of Series A Preferred Stock
Holder of shares of Series A Preferred Stock shall be entitled to such number of votes as shall be equal to the whole number of shares of Common Stock into which Holder's aggregate number of shares of Series A Preferred Stock are convertible.

(please see attached)

3. Effective date of filing (optional): ______ (must not be later than 90 days after the certificate is filed)

4. Officer Signature: ______

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

CERTIFICATE OF DESIGNATION
OF
SERIES A PREFERRED STOCK
OF
NEAH POWER SYSTEMS, INC.
(formerly, Growth Mergers Inc.)

ARTICLE 1
Definitions

The terms defined in this Article whenever used in this Certificate of Designation have the following respective meanings:

1.1 **"Affiliate"** has the meaning ascribed to such term in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

1.2 **"Automatic Conversion Date"** has the meaning set forth in Section 6.2.

1.4 **"Business Day"** means a day other than Saturday, Sunday or any day on which commercial banks located in the State of New York are authorized or obligated to close.

1.5 **"Capital Stock"** means the Common Stock, the Preferred Stock and any other shares of any other class or series of capital stock, whether now or hereafter authorized and however designated, which have the right to participate in the distribution of earnings and assets (upon dissolution, liquidation, winding-up or otherwise) of the Corporation.

1.6 **"Common Stock"** means the common stock, par value $ 0.001 per share, of the Corporation.

1.7 **"Conversion Date"** means any day on which all or any portion of the outstanding shares of Series A Preferred Stock is converted in accordance with the provisions hereof.

1.8 **"Conversion Notice"** means a written notice of conversion substantially in the form annexed hereto as Annex I.

1.9 **"Conversion Rate"** has the meaning set forth in Section 6.

1.10 **"Corporation"** means **NEAH Power Systems, Inc.**, a Nevada corporation, and any successor or resulting corporation by way of merger, consolidation, sale or exchange of all or substantially all of the Corporation's assets, or otherwise.

1.11 **"Exchange Act"** means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder, all as in effect at the time.

1.12 **"GROWTH Fully-Diluted Common Stock"** shall have the same meaning as that term is defined in the Merger Agreement.

1.13 **"Growth Additional Financing"** shall have the same meaning as that term is defined in the Merger Agreement.

1.14 **"Holder"** means any Person to whom the Series A Preferred Stock is issued by the Corporation, or any Person to whom the Series A Preferred Stock is subsequently transferred in accordance with the provisions hereof.

1.15 "**Issue Date**" means the date corresponding with the "Closing Date" that the "Merger" (as those terms are defined in the Merger Agreement) shall be consummated, pursuant to which the "Merger Shares" in an aggregate amount equal to 25,000,000 shares of Common Stock of the Corporation or such other number of shares of Common Stock as shall represent approximately 25% of the GROWTH Fully-Diluted Common Stock shall be issued to the "NEAH Security Holders" (as that term is defined in the Merger Agreement).

1.16 "**Liquidation Preference**" means, with respect to each full share of the Series A Preferred Stock, an amount equal to the sum of the Stated Value thereof, or an aggregate of $6,500 as to all 6,500,000 shares of Series A Preferred Stock.

1.17 "**Merger Agreement**" shall mean the agreement and plan of merger, dated March __, 2006, among Neah Power Systems, Inc., a Washington corporation, Growth Acquisition Corp., a Washington corporation, the Corporation and the "GROWTH Principal Stockholders," being Strategic Investments Acquisition Associates LLC and Summit Trading Limited.

1.18 "**Person**" means an individual, a corporation, a partnership, an association, a limited liability company, an unincorporated business organization, a trust or other entity or organization, and any government or political subdivision or any agency or instrumentality thereof.

1.19 "**Preferred Stock**" means the 25,000,000 shares of preferred stock of the Corporation authorized for issuance pursuant to its certificate of incorporation, as amended to date.

1.20 "**Series A Preferred Conversion Shares**" shall have the same meaning as that term is defined in the Merger Agreement.

1.21 "**Series A Preferred Stock**" shall mean the 6,500,000 shares of Series A Preferred Stock authorized, pursuant to this Certificate of Designations, for issuance on the Issue Date to the GROWTH Principal Stockholders or their Affiliates and associates

1.22 "**SEC**" means the United States Securities and Exchange Commission.

1.23 "**Securities Act**" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as in effect at the time.

1.24 "**Stated Value**" has the meaning set forth in Article 2.

1.25 "**Subsidiary**" means any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the Board of Directors or other persons performing similar functions are owned directly or indirectly by the Corporation.

All references to "**cash**" or "**$**" herein mean currency of the United States of America.

ARTICLE 2
Designation and Amount

This series of Preferred Stock shall consist of 6,500,000 shares of Series A Preferred Stock and shall be designated Series A voting convertible Preferred Stock (the "**Series A Preferred Stock**"). The stated value of the Series A Preferred Stock shall be $0.001 per share, or $6,500 as to all shares of the Series A Preferred Stock (the "**Stated Value**").

ARTICLE 3
Rank

Except for the $6,500 total Stated Value payable on any liquidation or dissolution of the Corporation, the Series A Preferred Stock shall junior to any other shares of Preferred Stock that may subsequently be authorized by the Board of Directors and shall rank in parity with the Common Stock of the Corporation.

ARTICLE 4
Dividends

The Series A Preferred Stock shall not pay any dividend.

ARTICLE 5
Liquidation Preference, etc.

In the event that:

(a) the Corporation shall commence a voluntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee or sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee or sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of 30 consecutive days and, on account of any such event (**"Insolvency Proceeding"**) or

(b) the Corporation shall otherwise liquidate, dissolve or wind up, no distribution shall be made to the holders of any shares of Common Stock of the Corporation, until the Holders of shares of Series A Preferred Stock shall have received the $6,500 Liquidation Preference with respect to all 6,500,000 shares of Series A Preferred Stock.

ARTICLE 6
Conversion of Series A Preferred Stock

Section 6.1 Optional Conversion; Conversion Rate

At the option of the Holder, each share of Series A Preferred Stock may be converted, at any time and from time to time on or after the Issue Date, into that number of shares of Common Stock as shall be determined by dividing (a) the Series A Preferred Conversion Shares, by (b) 6,500,000 (hereinafter referred to as the **"Conversion Rate"**). If at the time of any such optional conversion, the aggregate amount of Series A Preferred Conversion Shares shall not be able to be calculated, the number of shares of Common Stock referred to in clause (a) above shall be deemed to be 65,000,000; provided, that all such shares of Common Stock shall thereupon be placed in escrow and shall be subject to reduction when the final number of Series A Conversion Shares shall be capable of being calculated.

Section 6.2 Automatic Conversion

(a) Simultaneous with the consummation of the GROWTH Additional Financing(s) (the **"Automatic Conversion Date"**), all, and not less than all, of the then issued and outstanding shares of Series A Preferred Stock shall automatically, and without any further action on the part of the Corporation or the Holder(s), be converted into shares of Common Stock at the Conversion Rate then in effect.

(b) Upon the occurrence of such automatic conversion of the Series A Preferred Stock, the Holders of Series A Preferred Stock shall surrender the certificates representing such shares at the office of the Corporation. Thereupon, there shall be issued and delivered to such Holder promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of Series A Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred.

Section 6.3 Exercise of Conversion Privilege

(a) The conversion of the shares of Series A Preferred Stock in accordance with Section 6.1 above may be exercised, in whole or in part, by the Holder by faxing an executed and completed Conversion Notice to the Corporation. Each date on which a Conversion Notice is faxed to the Corporation in accordance with the provisions of this Section 6.3 shall constitute a Conversion Date. The Corporation shall convert the Series A Preferred Stock and issue the appropriate number of shares of Common Stock to be issued in connection with such optional conversion, and all voting and other rights associated with the beneficial ownership of the Common Stock issued at conversion shall vest with the Holder, effective as of the Conversion Date at the time specified in the Conversion Notice. The Conversion Notice also shall state the name or names (with addresses) of the Persons who are to become the holders of the Common Stock issuable in connection with such conversion. The Holder shall deliver the shares of Series A Preferred Stock to the Corporation by express courier within five Business Days following the Conversion Date. Upon surrender for conversion, the Series A Preferred Stock shall be accompanied by a proper assignment thereof to the Corporation or be endorsed in blank. As promptly as practicable after the receipt of the Conversion Notice as aforesaid, but in any event not more than five Business Days after the Corporation's receipt of such Conversion Notice, the Corporation shall (i) issue the Common Stock issuable at conversion in accordance with the provisions of this Article 6, and (ii) cause to be mailed for delivery to the Holder (x) a certificate or certificate(s) representing the number of shares of Common Stock to which the Holder is entitled by virtue of such conversion, (y) cash, as provided in Section 6.4, in respect of any fraction of a share of Common Stock issuable at conversion and (z) if the Corporation chooses to pay accrued and unpaid dividends in cash, cash in the amount of accrued and unpaid dividends as of the Conversion Date. Such conversion shall be deemed to have been effected at the time at which the Conversion Notice indicates so long as the Series A Preferred Stock shall have been surrendered as aforesaid at such time, and at such time the rights of the Holder of the Series A Preferred Stock, as such, shall cease and the Person or Persons in whose name or names the Common Stock shall be issuable shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby and all voting and other rights associated with the beneficial ownership of such shares of Common Stock shall at such time vest with such Person or Persons. The Conversion Notice shall constitute a contract between the Holder and the Corporation, whereby the Holder shall be deemed to subscribe for the number of shares of Common Stock which it will be entitled to receive upon such conversion and, in payment and satisfaction of such subscription (and for any cash adjustment to which it is entitled pursuant to Section 6.4), to surrender the Series A Preferred Stock and to release the Corporation from all liability thereon other than the obligation to deliver the certificates representing the Common Shares and pay cash in lieu of fractional shares as set forth in this Section 6.3. No cash payment aggregating less than $1.00 shall be required to be given unless specifically requested by the Holder.

(b) The Holder shall be entitled to exercise its conversion privilege notwithstanding the commencement of any case under 11 U.S.C. § 101 *et seq.* (the "**Bankruptcy Code**"). In the event the Corporation is a debtor under the Bankruptcy Code, the Corporation hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. § 362 in respect of the Holder's conversion privilege. The Corporation hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. § 362 in respect of the conversion of the Series A Preferred Stock. The Corporation agrees, without cost or expense to the Holder, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. § 362.

(c) All shares of Series A Preferred Stock shall be converted into shares of Common Stock as provided in Section 6.2 of this Article 6, with an effective date of such conversion being on the Automatic Conversion Date, and the record date for the issuance of such Common Stock shall be such Automatic Conversion Date.

Section 6.4 Fractional Shares

No fractional shares of Common Stock or scrip representing fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred Stock. Instead of any fractional shares of Common Stock which otherwise would be issuable upon conversion of the Series A Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction multiplied by the closing bid price of the Common Shares on the last trading day before the Conversion Date.

Section 6.5 Adjustments to Conversion Rate

If, prior to the date on which all shares of Series A Preferred Stock are converted, the Corporation shall (i) pay a dividend in shares of Common Stock or Options of Convertible Securities or make a distribution in shares of Common Stock or Options of Convertible Securities, (ii) subdivide its outstanding Common Stock, (iii) combine its outstanding Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification of its Common Stock other securities of the Corporation, the Conversion Rate in effect on the opening of business on the record date for determining stockholders entitled to participate in such transaction shall thereupon be adjusted, or, if necessary, the right to convert shall be amended, such that the number of shares of Common Stock receivable upon conversion of the shares of Series A Preferred Stock immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive, upon the conversion of such shares of Series A Preferred Stock, the kind and number of shares of Common Stock or other securities of the Corporation which it would have owned or would have been entitled to receive after the happening of any of the events described above had the Series A Preferred Stock been converted immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this Section 6.5 shall become effective immediately after the effective date of such event and such adjustment shall be retroactive to the record date, if any, for such event. No adjustment with respect to any ordinary cash dividends (made out of current earnings) on shares of Common Stock shall be made.

In each case of an adjustment of the Conversion Rate for the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock, the Corporation, at its expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered Holder of Series A Preferred Stock at the Holder's address as shown in the Corporation's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based.

ARTICLE 7
Voting Rights

Section 7.1 General Voting Rights

Except as otherwise provided herein or as required by law, the Series A Preferred Stock shall be voted equally with the shares of Common Stock and not as a separate class, at any annual or special meeting of the stockholders of the Corporation, and may act by written consent in the same manner as the Common Stock, in either case upon the following basis: each Holder of shares of Series A Preferred Stock shall be entitled to such number of votes as shall be equal to the whole number of shares of Common Stock into which such Holder's aggregate number of shares of Series A Preferred Stock are convertible (pursuant to Article 6 hereof) immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent.

Section 7.2 Notice

The Corporation shall provide each Holder of Series A Preferred Stock with prior notification of any meeting of the stockholders (and copies of all proxy materials and other information sent to shareholders). In the event of any taking by the Corporation of a record of its stockholders for the purpose of determining stockholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation or recapitalization) any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining stockholders who are entitled to vote in connection with any proposed liquidation, dissolution, winding up or otherwise of the Corporation, the Corporation shall mail a notice thereof to each Holder at least 30 days prior to the date on which any such record is to be taken for the purpose of such dividend, distribution, right or other event, together with a brief statement regarding the amount and character of such dividend, distribution, right or other event to the extent known at such time.

Section 7.3 Separate Class Voting Rights

To the extent that under the NGCL the vote of the Holders of the Series A Preferred Stock, voting separately as a class, is applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the Holders of at least a majority of the outstanding shares of Series A Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of a majority of the outstanding shares of Series A Preferred Stock (except as otherwise may be required under the NGCL) shall constitute the approval of such action by the class.

ARTICLE 8
Miscellaneous

Section 8.1 Loss, Theft, Destruction of Preferred Stock

Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of shares of Series A Preferred Stock and, in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender and cancellation of the Series A Preferred Stock, the Corporation shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated shares of Series A Preferred Stock, new shares of Series A Preferred Stock of like tenor. The Series A Preferred Stock shall be held and owned upon the express condition that the provisions of this Section 8.1 are exclusive with respect to the replacement of mutilated, destroyed, lost or stolen shares of Series A Preferred Stock and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without the surrender thereof.

Section 8.2 Whom Deemed Absolute Owner

The Corporation may deem the Person in whose name the Series A Preferred Stock shall be registered upon the registry books of the Corporation to be, and may treat it as, the absolute owner of the Series A Preferred Stock for the purpose of receiving payment of dividends on the Series A Preferred Stock, for the conversion of the Series A Preferred Stock and for all other purposes, and the Corporation shall not be affected by any notice to the contrary. All such payments and such conversion shall be valid and effectual to satisfy and discharge the liability upon the Series A Preferred Stock to the extent of the sum or sums so paid or the conversion so made.

Section 8.3 Register

The Corporation shall keep at its principal office a register in which the Corporation shall provide for the registration of the Series A Preferred Stock. Upon any transfer of the Series A Preferred Stock in accordance with the provisions hereof, the Corporation shall register such transfer on the register of Series A Preferred Stock.

Section 8.4 Withholding

To the extent required by applicable law, the Corporation may withhold amounts for or on account of any taxes imposed or levied by or on behalf of any taxing authority in the United States having jurisdiction over the Corporation from any payments made pursuant to the Series A Preferred Stock.

Section 8.5 Headings

The headings of the Articles and Sections of this Certificate of Designation are inserted for convenience only and do not constitute a part of this Certificate of Designation.

Section 8.6 Severability

If any provision of this Certificate of Designation, or the application thereof to any person or entity or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision, and (ii) the remainder of this Certificate of Designation and the application of such provision to other persons, entities or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

[the balance of this page intentionally left blank]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be signed by its duly authorized officer on March __, 2006

NEAH POWER SYSTEMS, INC.

By: \s\ Dan Rosen
Name: Dan Rosen, Chairman

By:____________________
Name: David Dorheim, President

ANNEX I

FORM OF CONVERSION NOTICE

TO: NEAH POWER SYSTEMS, INC.
[ADDRESS]
[ADDRESS]

The undersigned owner of this Series A Redeemable Convertible Preferred Stock (the "**Series A Preferred Stock**") issued by Neah Power Systems, Inc. (the "**Corporation**") hereby irrevocably exercises its option to convert _________ shares of the Series A Preferred Stock into shares of the common stock, par value $0.01 per share ("**Common Stock**"), of the Corporation in accordance with the terms of the Certificate of Designation. The undersigned hereby instructs the Corporation to convert the number of shares of the Series A Preferred Stock specified above into Shares of Common Stock Issued at Conversion in accordance with the provisions of Article 6 of the Certificate of Designation. The undersigned directs that the Common Stock issuable and certificates therefor deliverable upon conversion and the recertificated Series A Preferred Stock, if any, not being surrendered for conversion hereby, together with any check in payment for fractional Common Stock, be issued in the name of and delivered to the undersigned unless a different name has been indicated below. All capitalized terms used and not defined herein have the respective meanings assigned to them in the Certificate of Designation. So long as the Series A Preferred Stock shall have been surrendered for conversion hereby, the conversion pursuant hereto shall be deemed to have been effected at the date and time specified below, and at such time the rights of the undersigned as a Holder of the Series A Preferred Stock shall cease and the Person or Persons in whose name or names the Common Stock Issued at Conversion shall be issuable shall be deemed to have become the holder or holders of record of the Common Shares represented thereby and all voting and other rights associated with the beneficial ownership of such Common Shares shall at such time vest with such Person or Persons.

Date and time: ______________________

____

Signature

Please print name and address (including zip code number):

____

____

____

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Change Pursuant to NRS 78.209

Filed in the office of	Document Number 20060173955-38
Dean Heller, Secretary of State, State of Nevada	Filing Date and Time 03/21/2006 10:45 AM
	Entity Number C2510-2001

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209
For Nevada Profit Corporations

1. Name of corporation:

Neah Power Systems, Inc.

2. The board of directors have adopted a resolution pursuant to NRS 78.207 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

Common Stock - Five Hundred million (500,000,000), par value $.001
Blank Check Preferred - Twenty-five million (25,000,000), par value $.001

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

Common Stock - Five Hundred million (500,000,000), par value $.001
Blank Check Preferred - Twenty-five million (25,000,000), par value $.001

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

17,740,781 shares of the Company's issued and outstanding common stock to become 35,481,562 shares of common stock.

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

Fractional shares shall be rounded up to the nearest whole number.

7. Effective date of filing (optional): March 29, 2006
(must not be later than 90 days after the certificate is filed)

8. Officer Signature: [signature] President
Signature Title

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

NEAH POWER SYSTEMS, INC.

(Name of Corporation)

FILE NUMBER: C2510-2001

FOR THE FILING PERIOD OF 2/2007 TO 2/2008

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

LAUGHLIN ASSOCIATES , INC.
2533 NORTH CARSON STREET
CARSON CITY, NV 89706

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

Important: Read instructions before completing and returning this form.

Filed in the office of	Document Number 20070242665-14
Ross Miller, Secretary of State, State of Nevada	Filing Date and Time 04/05/2007 4:33 PM
	Entity Number C2510-2001

(This document was filed electronically.)

THE ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an officer sign the form. FORM WILL BE RETURNED IF UNSIGNED
2. If there are additional directors attach a list of them to this form.
3. Return the completed form with the filing fee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201, (775) 684-5708
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☑ This corporation is a publicly traded corporation. The Central Index Key number is: 0001162816

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
PAUL ABRAMOWITZ	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
22122 20TH AVE SE SUITE 161, USA	BOTHELL	WA	98021
NAME	TITLE(S)		
PAUL ABRAMOWITZ	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
22122 20TH AVE SE SUITE 161, USA	BOTHELL	WA	98021
NAME	TITLE(S)		
DAVID BARNES	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
22122 20TH AVE SE SUITE 161, USA	BOTHELL	WA	98021
NAME	TITLE(S)		
PAUL ABRAMOWITZ	DIRECTOR		
ADDRESS	CITY	St	Zip
22122 20TH AVE SE SUITE 161, USA	BOTHELL	WA	98021

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer
PAUL ABRAMOWITZ

Title PRESIDENT

Date 4/5/2007 4:28:57 PM

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

FILE NUMBER

NEAH POWER SYSTEMS, INC. | C2510-2001

NAME	TITLE(S)	ADDRESS	CITY	ST	ZIP
DANIEL ROSEN	DIRECTOR	22122 20TH AVE SE SUITE 161, USA	BOTHELL	WA	98021
LEROY OHLSEN	DIRECTOR	22122 20TH AVE SE SUITE 161, USA	BOTHELL	WA	98021
MICHAEL SOLOMON	DIRECTOR	22122 20TH AVE SE SUITE 161, USA	BOTHELL	WA	98021
BUZZ ALDRIN	DIRECTOR	22122 20TH AVE SE SUITE 161, USA	BOTHELL	WA	98021

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number 20080408109-22
Ross Miller Secretary of State State of Nevada	Filing Date and Time 06/17/2008 2:20 PM
	Entity Number C2510-2001

Certificate of Withdrawal of Certificate of Designation

(PURSUANT TO NRS 78.0955(6))

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

Certificate of Withdrawal to Certificate of Designation for Nevada Profit Corporations

(Pursuant to NRS 78.1955(6))

1. Name of corporation:

NEAH POWER SYSTEMS, INC.

2. Following is the resolution by the board of directors authorizing the withdrawal of Certificate of Designation establishing the classes or series of stock:

WHEREAS, no shares of this corporation's Series A voting convertible Preferred Stock, par value $0.001 per share (the "Series A Preferred Stock") are outstanding.

NOW, THEREFORE, BE IT RESOLVED, that, in accordance with Section 78.1955 of the Nevada Revised Statutes, the Series A Preferred Stock be, and it hereby is, withdrawn.

3. No shares of the class or series of stock being withdrawn are outstanding.

4. Officer Signature **(Required)**: X [signature]

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	**20080408110-54**
	Filing Date and Time **06/17/2008 2:20 PM**
	Entity Number **C2510-2001**

Certificate of Designation

(PURSUANT TO NRS 78.1955)

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

Certificate of Designation
For Nevada Profit Corporations
(Pursuant to NRS 78.1955)

1. Name of corporation:

NEAH POWER SYSTEMS, INC.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation. this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

6,500,000 shares of Series A Preferred Stock having the voting powers, designations, preferences, limitations, restrictions and relative rights set forth on the attached Annex A.

3. Effective date of filing (optional): ______

(must not be later than 90 days after the certificate is filed)

4. Officer Signature **(Required)**: X [signature]

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ANNEX A

TO

CERTIFICATE OF DESIGNATION

OF

SERIES A PREFERRED STOCK

OF

NEAH POWER SYSTEMS, INC.

(Pursuant to NRS 78.1995)

1.1 "**Affiliate**" has the meaning ascribed to such term in Rule 12b-2 under the Exchange Act.

1.2 "**Board**" means the board of directors of the Corporation.

1.3 "**Business Day**" means a day other than Saturday, Sunday or any day on which commercial banks located in the State of New York are authorized or obligated to close.

1.4 "**Capital Stock**" means the Common Stock, the Preferred Stock and any other shares of any other class or series of capital stock, whether now or hereafter authorized and however designated, which have the right to participate in the distribution of earnings and assets (upon dissolution, liquidation, winding-up or otherwise) of the Corporation.

1.5 "**Common Stock**" means the common stock, par value $0.001 per share, of the Corporation.

1.6 "**Conversion Date**" means any day on which all or any portion of the outstanding shares of Series A Preferred Stock is converted in accordance with the provisions hereof.

1.7 "**Conversion Rate**" has the meaning set forth in Article 6 hereof.

1.8 "**Corporation**" means NEAH Power Systems, Inc. and any successor or resulting corporation by way of merger, consolidation, sale or exchange of all or substantially all of the Corporation's assets, or otherwise.

1.9 "**Exchange Act**" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder, all as in effect at the time.

1.10 "**Holder**" means any Person to whom the Series A Preferred Stock is issued by the Corporation, or any Person to whom the Series A Preferred Stock is subsequently transferred in accordance with the provisions hereof.

1.11 **"Person"** means an individual, a corporation, a partnership, an association, a limited liability company, an unincorporated business organization, a trust or other entity or organization, and any government or political subdivision or any agency or instrumentality thereof.

1.12 **"Preferred Stock"** means the 25,000,000 shares of preferred stock, par value $0.001 per share, of the Corporation authorized for issuance pursuant to its certificate of incorporation, as amended to date.

1.13 **"Series A Preferred Stock"** shall mean the 6,500,000 shares of Series A Preferred Stock authorized pursuant to this Certificate of Designation.

1.14 **"SEC"** means the United States Securities and Exchange Commission.

1.15 **"Securities Act"** means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as in effect at the time.

1.16 **"Stated Value"** has the meaning set forth in Article 2.

1.17 **"Subsidiary"** means any entity of which securities or other ownership, interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are owned directly or indirectly by the Corporation.

All references to **"cash"** or **"$"** herein mean currency of the United States of America.

ARTICLE 2
Designation and Amount

This series of Preferred Stock shall consist of 6,500,000 shares and shall be designated "Series A Preferred Stock" (the "Series A Preferred Stock"). The stated value of the Series A Preferred Stock shall be $0.04 per share (the **"Stated Value"**).

ARTICLE 3
Rank

The Series A Preferred Stock shall rank junior to any other series of Preferred Stock that may be subsequently authorized by the Corporation and, except as expressly ranked senior to the Common Stock as set forth in Article 5, shall rank pari passu with the Common Stock.

ARTICLE 4
Dividends

(a) Holders of Series A Preferred Stock (on an as-if-converted to Common Stock basis) shall be entitled to payment of any dividend, whether in cash or property, when, as and if declared by the Board , but only out of funds that are legally available therefor, in preference to the holders of Common Stock. The amount of the dividend payable to the holders of Series A Preferred Stock shall be equal to the dividend paid or set-aside for the shares of Common Stock.

(b) Whenever a dividend provided for in this Article 4 shall be payable in property other than cash, the value of such dividend shall be the fair market value of such distribution as determined in good faith by the Board.

ARTICLE 5
Liquidation Preference, etc.

Section 5.1 Series A Preference. Upon the liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of Common Stock, the holders of Series A Preferred Stock shall be entitled to be paid out of the assets of the Corporation legally available for distribution to the stockholders of the Corporation an amount (the "**Series A Preference Amount**") equal to $0.04 per share of Series A Preferred Stock. If, upon such liquidation, dissolution, or winding up, the assets of the Corporation shall be insufficient to make payment of the Series A Preference Amount in full to all holders of Series A Preferred Stock, then such assets shall be distributed among the holders of Series A Preferred Stock at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled if the Series A Preference Amount had been paid in full.

Section 5.2 Common Stock. After the payment in full of the Series A Preference Amount to the holders of Series A Preferred Stock as set forth in Section 5.1, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed to the holders of the Common Stock.

ARTICLE 6
Conversion

Section 6.1 Mandatory Conversion. At the discretion of the Board, each share of Series A Preferred Stock, but not fewer than all such shares, shall be converted (a "**Mandatory Conversion**"), at any time set by the Board on or after the date of issuance of the Series A Preferred Stock (the "**Conversion Date**"), into 26.67 shares of Common Stock (hereinafter referred to, as the same may be adjusted from time to time pursuant to this Article 6, as the "**Conversion Rate**").

Section 6.2 Mechanics of Conversion. Upon a Mandatory Conversion, each holder of Series A Preferred Stock shall surrender the certificate or certificates representing such holder's shares of Series A Preferred Stock, duly endorsed, at the office of the Corporation or any transfer agent for the Series A Preferred Stock. Thereupon, the Corporation shall promptly issue and deliver at such office to such holder a certificate or certificates representing the shares of Common Stock to which such holder is entitled and shall promptly pay in cash (at the Common Stock's fair market value, determined by the Board in good faith as of the date of conversion) the value of any fractional share of Common Stock otherwise issuable to such holder. Such conversion shall be deemed to have been made at the close of business on the Conversion Date, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

Section 6.3 Adjustment for Stock Splits and Combinations. If the Corporation shall at any time or from time to time after the date hereof effect a subdivision of the outstanding Common Stock without a corresponding subdivision of the Series A Preferred Stock, the Conversion Rate in effect immediately before that subdivision shall be proportionately increased. Conversely, if the Corporation shall at any time or from time to time after the date hereof combine the outstanding shares of Common Stock into a smaller number of shares without a corresponding combination of the Series A Preferred Stock, the Conversion Rate in effect immediately before that combination shall be proportionately decreased. Any adjustment under this Section 6.3 shall become effective at the close of business on the date the subdivision or combination becomes effective.

Section 6.4 Adjustment for Common Stock Dividends and Distributions. If the Corporation at any time or from time to time after the date that the first share of Series A Preferred Stock is issued (the "**Original Issue Date**") makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, in each such event the applicable Conversion Rate that is then in effect shall be increased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Conversion Rate then in effect by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution, and (ii) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Rate shall be recomputed accordingly as of the close of business on such record date, and thereafter the Conversion Rate shall be adjusted pursuant to this Section 6.4 to reflect the actual payment of such dividend or distribution.

Section 6.5 Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time after the Original Issue Date, the Common Stock issuable upon the conversion of the Series A Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than (i) any consolidation or merger of the Corporation with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Corporation immediately prior to such consolidation, merger or reorganization, own less than 50% of the Corporation's voting power immediately after such consolidation, merger or reorganization, or any transaction or series of related transactions to which the Corporation is a party in which in excess of fifty percent (50%) of the Corporation's voting power is transferred, excluding any consolidation or merger effected exclusively to change the domicile of the Corporation ("**Acquisition**"); or (ii) a sale, lease or other disposition of all or substantially all of the assets of the Corporation ("**Asset Transfer**") or a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Article 6), in any such event each holder of Series A Preferred Stock shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the maximum number of shares of Common Stock into which such shares of Series A Preferred

Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

Section 6.6 Reorganizations, Mergers or Consolidations. If at any time or from time to time after the Original Issue Date, there is a capital reorganization of the Common Stock or the merger or consolidation of the Corporation with or into another corporation or another entity or person (other than an Acquisition or Asset Transfer as defined in Section 6.5 or a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Article 6), as a part of such capital reorganization, provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock the number of shares of stock or other securities or property of the Corporation to which a holder of the number of shares of Common Stock deliverable upon conversion of the Series A Preferred Stock would have been entitled on such capital reorganization, subject to adjustment in respect of such stock or securities by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Article 6 with respect to the rights of the holders of Series A Preferred Stock after the capital reorganization to the end that the provisions of this Article 6 (including adjustment of the applicable Conversion Rate then in effect and the number of shares issuable upon conversion of the Series A Preferred Stock) shall be applicable after that event and be as nearly equivalent as practicable.

Section 6.7 Certificate of Adjustment. In each case of an adjustment or readjustment of the Conversion Rate or the number of shares of Common Stock or other securities issuable upon conversion of the Series A Preferred Stock, if the Series A Preferred Stock is then convertible pursuant to this Article 6, the Corporation, at its expense, shall compute such adjustment or readjustment in accordance with the provisions of this Article 6 and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of Series A Preferred Stock at the holder's address as shown in the Corporation's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the Conversion Rate at the time in effect and (ii) the type and amount, if any, of other property which at the time would be received upon conversion of the Series A Preferred Stock.

Section 6.8 Notices of Record Date. Upon (i) any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any Acquisition (as defined in Section 6.5) or other capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation with or into any other corporation, or any Asset Transfer (as defined in Section 6.5), or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Series A Preferred Stock at least ten (10) days prior to the record date specified therein a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Asset Transfer, dissolution, liquidation or winding up is expected

to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Asset Transfer, dissolution, liquidation or winding up.

Section 6.9 Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of Series A Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the Corporation shall, in lieu of issuing any fractional share, pay cash equal to the product of such fraction multiplied by the Common Stock's fair market value (as determined in good faith by the Board) on the date of conversion.

Section 6.10 Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

Section 6.11 Notices. Any notice required by the provisions of this Article 6 shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with verification of receipt. All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Corporation.

ARTICLE 7
Voting Rights

Except as otherwise required by law, the Series A Preferred Stock shall not have any voting rights.

ARTICLE 8
Miscellaneous

Section 8.1 Loss, Theft, Destruction of Preferred Stock. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of shares of Series A

Preferred Stock and, in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender and cancellation of the Series A Preferred Stock, the Corporation shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated shares of Series A Preferred Stock, one or more new certificates of like tenor representing such shares of Series A Preferred Stock. The Series A Preferred Stock shall be held and owned upon the express condition that the provisions of this Section 8.1 are exclusive with respect to the replacement of lost, stolen, destroyed or mutilated shares of Series A Preferred Stock and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without the surrender thereof.

Section 8.2 Whom Deemed Absolute Owner. The Corporation may deem the Person in whose name the Series A Preferred Stock shall be registered upon the registry books of the Corporation to be, and may treat the same as, the absolute owner of the Series A Preferred Stock for the purpose of receiving payment of dividends on the Series A Preferred Stock, for the conversion of the Series A Preferred Stock and for all other purposes, and the Corporation shall not be affected by any notice to the contrary. All such payments and such conversion shall be valid and effectual to satisfy and discharge the liability upon the Series A Preferred Stock to the extent of the sum or sums so paid or the conversion so made.

Section 8.3 Register. The Corporation shall keep at its principal office a register in which the Corporation shall provide for the registration of the Series A Preferred Stock. Upon any transfer of the Series A Preferred Stock in accordance with the provisions hereof, the Corporation shall register such transfer on the register of Series A Preferred Stock.

Section 8.4 Withholding. To the extent required by applicable law, the Corporation may withhold amounts for or on account of any taxes imposed or levied by or on behalf of any taxing authority in the United States having jurisdiction over the Corporation from any payments made pursuant to the Series A Preferred Stock.

Section 8.5 Headings. The headings of the Articles and Sections of this Certificate of Designation are inserted for convenience only and do not constitute a part of this Certificate of Designation.

Section 8.6 Severability. If any provision of this Certificate of Designation, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision, and (ii) the remainder of this Certificate of Designation and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

FILE NUMBER

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

Neah Power Systems, Inc. C2510-2001

(Name of Corporation)

FOR THE FILING PERIOD OF 02/08 TO 02/09

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

Laughlin Associates, Inc.
2533 North Carson Street
Carson City, Nevada 89706

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

Filed in the office of	Document Number 20080426314-90
Ross Miller Secretary of State State of Nevada	Filing Date and Time 06/23/2008 7:11 AM
	Entity Number C2510-2001

Important: Read instructions before completing and returning this form.

THE ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses, either residence or business, for all officers and directors. **A President, Secretary, Treasurer, or equivalent of and all Directors** must be named. Have an officer sign the form. *FORM WILL BE RETURNED IF UNSIGNED*
2. If there are additional directors attach a list of them to this form.
3. Return the completed form with the filing fee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the **Secretary of State**. Your cancelled check will constitute a certificate to transact business per NRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: 0001162816

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
Gerard C. D'Couto	**PRESIDENT** (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
2533 North Carson Street	Carson City	Nevada	89706
NAME	TITLE(S)		
Stephen M. Wilson	**SECRETARY** (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
2533 North Carson Street	Carson City	Nevada	89706
NAME	TITLE(S)		
David Barnes	**TREASURER** (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
2533 North Carson Street	Carson City	Nevada	89706
NAME	TITLE(S)		
James H. Smith	**DIRECTOR**		
ADDRESS	CITY	ST	ZIP
2533 North Carson Street	Carson City	Nevada	89706

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer ____________ **Title President** **Date 06/20/2008**

Annual List of Officers, Directors, and Resident Agent of Neah Power Systems, Inc.

Addendum
(Filing Period 2/08-2/09)

Director - Dr. Gerard C. D'Couto, Ph.D.
2533 North Carson Street
Carson City, Nevada 89706

Director - Leroy Ohlsen
2533 North Carson Street
Carson City, Nevada 89706

Director - Michael F. Solomon
2533 North Carson Street
Carson City, Nevada 89706

Director - Buzz Aldrin, Ph.D.
2533 North Carson Street
Carson City, Nevada 89706

Director - Robert J. McGovern
2533 North Carson Street
Carson City, Nevada 89706

Director - Jon M. Garfield
2533 North Carson Street
Carson City, Nevada 89706

Vice-President – Arthur Homa, Ph.D.
2533 North Carson Street
Carson City, Nevada 89706

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Amendment to Certificate of Designation Before Issuance of Class or Series

(PURSUANT TO NRS 78.1955)

Filed in the office of	Document Number 20080446234-43
Ross Miller Secretary of State State of Nevada	Filing Date and Time 07/02/2008 2:00 PM
	Entity Number C2510-2001

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955 - Before Issuance of Class or Series)

1. Name of corporation:

NEAH POWER SYSTEMS, INC.

2. The original class or series of stock set forth:

Series A Preferred Stock

3. By a resolution of the board of directors the original class or series is amended as follows:

The total number of authorized shares of Series A Preferred Stock shall be 10,000,000.

4. As of the date of this certificate no shares of the class or series of stock have been issued.

5. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

6. Signature: (required)

X

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Amendment to Certificate of Designation After Issuance of Class or Series

(PURSUANT TO NRS 78.1955)

Filed in the office of	Document Number
[signature]	20090032166-69
Ross Miller Secretary of State State of Nevada	Filing Date and Time 01/16/2009 10:15 AM Entity Number C2510-2001

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Certificate of Designation For Nevada Profit Corporations
(Pursuant to NRS 78.1955 - After Issuance of Class or Series)

1. Name of corporation:

NEAH POWER SYSTEMS, INC.

2. Stockholder approval pursuant to statute has been obtained.

3. The class or series of stock being amended:

Series A Preferred Stock

4. By a resolution adopted by the board of directors, the certificate of designation is being amended as follows or the new class or series is:

The total number of authorized shares of Series A Preferred Stock shall be 25,000,000.

5. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

6. Signature: (required)

X [signature]

Signature of Officer PRES. & CEO

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT OF

NEAH POWER SYSTEMS, INC.

(Name of Corporation)

FILE NUMBER: C2510-2001

FOR THE FILING PERIOD OF 2/2009 TO 2/2010

The corporation's duly appointed registered agent in the State of Nevada upon whom process can be served is:

LAUGHLIN ASSOCIATES, INC. (Commercial Registered Agent)
2533 N CARSON STREET
CARSON CITY, NV 89706 USA

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR REGISTERED AGENT INFORMATION

Important: Read instructions before completing and returning this form.

Filed in the office of	Document Number
	20090192093-65
Ross Miller	Filing Date and Time
Secretary of State	02/27/2009 4:00 PM
State of Nevada	Entity Number
	C2510-2001

(This document was filed electronically.)

THE ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an officer sign the form. FORM WILL BE RETURNED IF UNSIGNED.
2. If there are additional directors attach a list of them to this form.
3. Return the completed to" with the filing fee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your canceled check will constitute a certificate to transact business per NRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)	ADDRESS	CITY	St	Zip
GERARD C D'COUTO	PRESIDENT (OR EQUIVALENT OF)	2533 NORTH CARSON STREET , USA	CARSON CITY	NV	89706
STEPHEN M WILSON	SECRETARY (OR EQUIVALENT OF)	2533 NORTH CARSON STREET , USA	CARSON CITY	NV	89706
DAVID BARNES	TREASURER (OR EQUIVALENT OF)	2533 NORTH CARSON STREET , USA	CARSON CITY	NV	89706
JAMES H SMITH	DIRECTOR	2533 NORTH CARSON STREET , USA	CARSON CITY	NV	89706

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer
GERARD C D'COUTO

Title PRESIDENT

Date 2/27/2009 3:58:15 PM

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Amendment to Certificate of Designation After Issuance of Class or Series
(PURSUANT TO NRS 78.1955)

Filed in the office of	Document Number
[signature]	00002361385-08
Ross Miller	Filing Date and Time
Secretary of State	07/20/2009 3:00 PM
State of Nevada	Entity Number: C2510-2001

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Certificate of Designation For Nevada Profit Corporations
(Pursuant to NRS 78.1955 - After Issuance of Class or Series)

1. Name of corporation:

Neah Power Systems, Inc.

2. Stockholder approval pursuant to statute has been obtained.

3. The class or series of stock being amended:

The number of authorized Series A Preferred stock is being reduced from 25,000,000 to 24,996,500.

4. By a resolution adopted by the board of directors, the certificate of designation is being amended as follows or the new class or series is:

Series A Preferred authorized is 24,996,500 and a new Series B Preferred is authorized in the amount of 3,500 shares for a total of 25,000,000 preferred shares, par value $.001 per share.

See Attached Annex A.

5. Effective date of filing: (optional) July 20, 2009

(must not be later than 90 days after the certificate is filed)

6. Signature: (required)

X [signature]

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

NEAH POWER SYSTEMS, INC.

ANNEX A

CERTIFICATE OF DESIGNATIONS OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES B PREFERRED STOCK

The undersigned, Gerard C. D'Couto and Stephen Wilson, hereby certify that:

1. They are the President and Chief Financial Officer, respectively, of Neah Power Systems, Inc., a Nevada corporation (the "Corporation").

2. The Corporation is authorized to issue 25,000,000 shares of preferred stock, 24,992,600 shares of which are issued and outstanding, respectively.

3. The following resolutions were duly adopted by the Board of Directors:

WHEREAS, the Articles of Incorporation of the Corporation provide for a class of its authorized stock known as preferred stock, comprised of 25,000,000 shares, $0.001 par value per share (the Preferred Stock"), issuable from time to time in one or more series;

WHEREAS, the Board of Directors of the Corporation is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of Preferred Stock and the number of shares constituting any series and the designation thereof, of any of them; and

WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of Preferred Stock, which shall consist of up to 3,500 shares of the Preferred Stock which the Corporation has the authority to issue, as follows:

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of Preferred Stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of Preferred Stock as follows:

TERMS OF PREFERRED STOCK

1. Designation, Amount and Par Value. The series of Preferred Stock shall be designated as the Corporation's Series B Preferred Stock (the "Series B Preferred Stock") and the number of shares so designated shall be 3,500 (which shall not be subject to increase without the consent of all of the holders of the Series B Preferred Stock (each

a "Holder" and collectively, the "Holders"). Each share of Series B Preferred Stock shall have a par value of $0.001 per share.

2. Ranking. The Series B Preferred Stock shall, with respect to dividend rights and rights upon liquidation, winding-up or dissolution, rank:

a. senior to the Corporation's common stock, par value $0.001 per share ("Common Stock") and any other class or series of Preferred Stock of the Corporation (collectively, together with any warrants, rights, calls or options exercisable for or convertible into such Preferred Stock, the "Junior Shares"); and

b. junior to all existing and future indebtedness of the Corporation.

3. Dividends and Other Distributions. Commencing on the date of the issuance of any such shares of Series B Preferred Stock (each respectively an "Issuance Date"), Holders of Series B Preferred Stock shall be entitled to receive dividends on each outstanding share of Series B Preferred Stock ("Dividends"), which shall accrue in shares of Series B Preferred Stock at a rate equal to 10.0% per annum-from the Issuance Date. Accrued Dividends shall be payable upon redemption of the Series B Preferred Stock in accordance with Section 6.

a. Any calculation of the amount of such Dividends payable pursuant to the provisions of this Section 3 shall be made based on a 365-day year and on the number of days actually elapsed during the applicable calendar quarter, compounded annually.

b. So long as any shares of Series B Preferred Stock are outstanding, no dividends or other distributions will be paid, declared or set apart with respect to any Junior Shares. The Common Stock shall not be redeemed while the Series B Preferred Stock is outstanding.

4. Protective Provision. So long as any shares of Series B Preferred Stock are outstanding, the Corporation shall not, without the affirmative approval of the Holders of a majority of the shares of the Series B Preferred Stock then outstanding, (a) alter or change adversely the powers, preferences or rights given to the Series B Preferred Stock or alter or amend this Certificate of Designations, (b) authorize or create any class of stock ranking as to distribution of assets upon a liquidation senior to or otherwise pari passu with the Series B Preferred Stock, (c) amend its articles of incorporation or other charter documents in breach of any of the provisions hereof, (d) increase the authorized number of shares of Series B Preferred Stock, (e) liquidate, dissolve or wind-up the business and affairs of the Corporation, or effect any Deemed Liquidation Event (as defined below), or (f) enter into any agreement with respect to the foregoing.

a. A "Deemed Liquidation Event" shall mean: (i) a merger or consolidation in which the Corporation is a constituent party or a subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of capital stock of the

Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of the surviving or resulting corporation or, if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation; or (ii) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation.

b. The Corporation shall not have the power to effect a Deemed Liquidation Event referred to in Section 3(a) unless the agreement or plan of merger or consolidation for such transaction provides that the consideration payable to the stockholders of the Corporation shall be allocated among the holders of capital stock of the Corporation in accordance with Section 5 hereof.

5. **Liquidation.**

a. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of debts and other liabilities of the Corporation, before any distribution or payment shall be made to the holders of any Junior Shares by reason of their ownership thereof, the Holders of Series B Preferred Stock shall first be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount with respect to each share of Series B Preferred Stock equal to $10,000.00 (the "Original Series B Issue Price"), plus any accrued but unpaid Dividends thereon (collectively, the "Series B Liquidation Value"). If, upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the amounts payable with respect to the shares of Series B Preferred Stock are not paid in full, the holders of shares of Series B Preferred Stock shall share equally and ratably in any distribution of assets of the Corporation in proportion to the liquidation preference and an amount equal to all accumulated and unpaid Dividends, if any, to which each such holder is entitled

b. After payment has been made to the Holders of the Series B Preferred Stock of the full amount of the Series B Liquidation Value, any remaining assets of the Corporation shall be distributed among the holders of the Corporation's Junior Shares in accordance with the Corporation's Certificates of Designation and Certificate of Incorporation.

c. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation shall be insufficient to make payment in full to all Holders, then such assets shall be distributed among the Holders at the time

outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

6. **Redemption.**

a. Corporation's Redemption Option.

(i) Upon or After the Fourth Anniversary. Upon or after the fourth anniversary of the initial Issuance Date, the Corporation shall have the right, at the Corporation's option, to redeem all or a portion of the shares of Series B Preferred Stock, at a price per share of the Series B Preferred Stock equal to the Series B Liquidation Value (the "Corporation Redemption Price").

(ii) Prior to the Fourth Anniversary. After the first anniversary of the initial Issuance Date and prior to the fourth anniversary thereof, the Corporation shall have the right, at the Corporation's option, to redeem all or a portion of the shares of Series B Preferred Stock, at a price per share of Series B Preferred Stock equal to the Series B Liquidation Value, plus an additional amount equal to the following percentage of the Series B Liquidation Value applicable to the Series B Preferred Stock being redeemed: if redeemed prior to the second anniversary of the initial Issuance Date, twenty-seven percent (27%); and if prior to the third anniversary, nineteen percent (19%); if prior to the fourth anniversary, nine percent (9%).

(iii) Offset. If there is any interest owing by any Holder of Series B Preferred Stock under any Secured Promissory Note held by the Corporation, the redemption price per share which the Corporation shall have the right to redeem from such Holder may be paid from any principal and accrued but unpaid interest then due and owing under such Secured Promissory Note.

b. Mechanics of Redemption. If the Corporation elects to redeem any of the Holders' Series B Preferred Stock then outstanding, it shall deliver written notice thereof via facsimile and overnight courier ("Notice of Redemption at Option of Corporation") to each Holder, which Notice of Redemption at Option of Corporation shall indicate (A) the number of shares of Series B Preferred Stock that the Corporation is electing to redeem and (B) the Corporation Redemption Price.

c. Payment of Redemption Price. Upon receipt by any Holder of a Notice of Redemption at Option of Corporation, such Holder shall promptly submit to the Corporation such Holder's Series B Preferred Stock certificates. Upon receipt of such Holder's Series B Preferred Stock certificates, the Corporation shall pay the Corporation Redemption Price, at the Corporation's option either (A) in cash to such Holder, or (B) by offsetting payments under a secured promissory note (if any) due to the Corporation by such Holder.

7. **Transferability**. The Series B Preferred Stock may only be sold, transferred, assigned, pledged or otherwise disposed of ("Transfer") in accordance with state and federal securities laws. The Corporation shall keep at its principal office, or at the offices of the Transfer Agent, a register of the Series B Preferred Stock. Upon the

surrender of any certificate representing Series B Preferred Stock at such place, the Corporation, at the request of the record Holder of such certificate, shall execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of shares as is requested by the Holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate.

8. **Miscellaneous.**

a. Notices. Any and all notices to the Corporation shall be addressed to the Corporation's President or Chief Executive Officer at the Corporation's principal place of business on file with the Secretary of State of the State of Nevada. Any and all notices or other communications or deliveries to be provided by the Corporation to any Holder hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Corporation, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this section prior to 5:30 p.m. Eastern time, (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this section later than 5:30 p.m. but prior to 11:59 p.m. Eastern time on such date, (iii) the second business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b. Lost or Mutilated Preferred Stock Certificate. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Series B Preferred Stock, and in the case of any such loss, theft or destruction upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the Holder is a financial institution or other institutional investor its own agreement shall be satisfactory) or in the case of any such mutilation upon surrender of such certificate, the Corporation shall, at its expense, execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

c. Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designations and shall not be deemed to limit or affect any of the provisions hereof.

RESOLVED, FURTHER, that the chairman, chief executive officer, president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file a Designation of Preferences,

Rights and Limitations of Series B Preferred Stock in accordance with the foregoing resolution and the provisions of Nevada law.

IN WITNESS WHEREOF, the undersigned have executed this Certificate this 20th day of July 2009.

/s/ Gerard C. D'Couto____________
Gerard C. D'Couto, President

/s/ Stephen Wilson__________________
Stephen Wilson, CFO

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Certificate of Change Pursuant to NRS 78.209

Filed in the office of	Document Number 20090558658-58
Ross Miller Secretary of State State of Nevada	Filing Date and Time 07/21/2009 8:00 AM
	Entity Number C2510-2001

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation:

Neah Power Systems, Inc.

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

Common Stock: 500,000,000, par value $.001 per share
Preferred Stock: 25,000,000, par value $.001 per share

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

Common Stock: 20,000,000, par value $.001 per share
Preferred Stock: 5,000,000, par value $.001 per share, all of which have been designated as Series A

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

Common: 333,769,903 shares outstanding exchanged post split for 1,668,850 shares; Preferred: 24,992,600 Series A Preferred exchanged post split for 4,996,500 shares

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

No fractional shares issued since fractional shares will be receive one whole share for each fractional share exchanged post reverse split.

7. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

8. Signature: (required)

X [signature]
Signature of Officer

CHIEF FINANCIAL OFFICER
Title

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20090592559-76
Ross Miller Secretary of State State of Nevada	Filing Date and Time 08/03/2009 11:35 AM
	Entity Number C2510-2001

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Neah Power Systems, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

The first paragraph of Article III is amended as follows:

The total number of shares of stock that the Corporation shall have authority to issue is 85,000,000, consisting of 80,000,000 shares of common stock, $.001 per share ("Common Stock") and 5,000,000 shares of preferred stock, par value $0.001 per share ("Preferred Stock").

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

FILE NUMBER
C2510-2001

Neah Power Systems, Inc.
NAME OF CORPORATION

FOR THE FILING PERIOD OF 02/10 TO 02/11

YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

Laughlin Associates, Inc.
2533 North Carson Street
Carson City, Nevada 89706

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

Filed in the office of Ross Miller Secretary of State State of Nevada	Document Number **20100161328-84** Filing Date and Time **02/24/2010 7:42 AM** Entity Number **C2510-2001**

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

[x] Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the complete form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE

- [ ] Pursuant to NRS, this entity is exempt from the business license fee. Exemption code:
- [ ] Month and year your State Business License expires: 20
- [ ] This corporation is a publicly traded corporation. The Central Index Key number is: 0001162816
- [ ] This publicly traded corporation is not required to have a Central Index Key number.

Section 7(2) Exemption Codes
001 - Governmental Entity
002 - 501(c) Nonprofit Entity
003 - Home-based Business
005 - Motion Picture Company

NAME	TITLE(S)			
GERARD C. D'COUTO	PRESIDENT (OR EQUIVALENT OF) AND CEO			
ADDRESS	CITY		STATE	ZIP CODE
2533 North Carson Street	Carson City		NV	89706
NAME	**TITLE(S)**			
STEPHEN M. WILSON	SECRETARY (OR EQUIVALENT OF) AND CFO			
ADDRESS	CITY		STATE	ZIP CODE
2533 North Carson Street	Carson City		NV	89706
NAME	**TITLE(S)**			
STEPHEN M. WILSON	TREASURER (OR EQUIVALENT OF) AND CFO			
ADDRESS	CITY		STATE	ZIP CODE
2533 North Carson Street	Carson City		NV	89706
NAME	**TITLE(S)**			
JON GARFIELD	DIRECTOR			
ADDRESS	CITY		STATE	ZIP CODE
2533 North Carson Street	Carson City		NV	89706

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of sections 6 to 18 of AB 146 of the 2009 session of the Nevada Legislature and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature]
Signature of Officer

Title: CHIEF FINANCIAL OFFICER

Date: 2/24/2010

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